UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 29, 2016

Simlatus Corp.

(Exact name of Company as specified in its charter)

Nevada	000-53276	20-2675800
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
175 Joerschke Dr., Suite A Grass Valley, CA 95945
(Address of principal executive offices)
Phone: (530) 205-3437
(Company ’ s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws

Effective as of August 19, 2016 the Board of Directors of the Company determined that it was in the best interest of the Corporation, as well as in the best interest of the Shareholders of the Corporation, to Amend the Articles of Incorporation, and pursuant to the Reverse Split of the Corporation’s issued and outstanding shares, to reduce the amount of Authorized Common Shares to 163,000,000 Shares, par value $0.00001 per share.

ITEM 9.0 Financial Statements and Exhibits

INDEX TO EXHIBITS

Exhibit No

Description

10.1

Board Resolution – Authorizing Amendment to the Articles of Incorporation or

Bylaws – August 19, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 29, 2016

Simlatus Corporation

By: /s/ Gary B. Tilden

Gary B. Tilden, CEO and Secretary

EXHIBIT 10.1

CORPORATE RESOLUTION OF THE BOARD OF DIRECTORS

OF SIMLATUS CORPORATION

The following is a true copy of the resolution duly adopted by the Board of Directors of this Corporation at a special meeting, notice to this meeting having been waived, held via teleconference at 175 Joerschke Dr., Suite A, Grass Valley, CA 95945 on August 19, 2016.

The Members of the Board of Directors who were present for this meeting, all of whom took active part therein were:

Mike Schatz – COO, Treasurer, Director

Gary Tilden – CEO, President, Secretary, Director

Robert Stillwaugh – Chairman, Director

WHEREAS, the Board of Directors of the Corporation, along with the vote of the Majority Shareholders, deem it in the best interest of the Corporation, as well as in the best interest of the Shareholders of the

Corporation, to Amend the Articles of Incorporation, and pursuant to the Reverse Split of the Corporation’s issued and outstanding shares, to reduce the amount of Authorized Common Shares to 163,000,000 Shares, par value $0.00001 per share.

NOW, THEREFORE, BE IT:

RESOLVED, the Company Authorizes the Company to amend the Articles of Incorporation, and pursuant to the Reverse Split of the issued and outstanding shares, to reduce the number of Authorized Common Shares to 163,000,000 Shares at a par value of $0.00001 per share.

The undersigned, do hereby certify that we are members of the Board of Directors of the Corporation; that the attached is a true and correct copy of resolution duly adopted and ratified at a meeting of the Board of Directors of the Corporation duly convened and held in accordance with its by-laws of the State of Nevada, as transcribed by us from the minutes; and that the same have not in any way been modified, repealed or rescinded and are in full force and effect.

IN WITNESS WHEREOF, We, have hereunto set our hands as Chief Executive Officer and Members of the Board of Directors of the Corporation.

Acknowledged by:

By: /s/ Gary B. Tilden

08-19-2016

Gary B. Tilden – Simlatus Corporation, CEO

Date

By: /s/ Mike Schatz

08-19-2016

Mike Schatz – Simlatus Corporation, COO

Date

By: /s/ Robert C. Stillwaugh

08-19-2016

Robert C. Stillwaugh – Simlatus Corporation, Chairman

Date